U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Act of 1934

Date of Report (Date of earliest event reported):

March 12, 2004

AIRTRAX, INC.

(Name of Small Business Issuer in its charter)

New Jersey                                                    0-25791                              22-3506376

(State of                                                       (Commission                         (I.R.S. Employer

Incorporation)                                                File Number)                        I.D. Number)

870B Central Avenue, Hammonton, New Jersey             08037

(Address of principal executive offices)                        (Zip Code)

Registrant’s telephone number: 609-567-7800.

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Item 5. Other Events and Regulation FD Disclosures.

On March 12, 2004, the Company entered into a General Sales Contract and Amendment with Incomex Saigon. The agreement and amendment are attached hereto as Exhibit 10(x).

Item 7. Exhibits.

    Exhibit Number                Description

      10(x)              General Sales Contract and Amendment dated March 10, 2004 by and between Airtrax, Inc with Incomex Saigon.

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Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Airtrax, Inc.

                                       March 22, 2004

/s/ Peter Amico

Peter Amico

President

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